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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2004

BIO-KEY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State of incorporation or organization)	1-13463 (Commission file number)	41-1741861 (I.R.S. employer identification no.)

1285 Corporate Center Drive, Suite #175
Eagan, MN 55121
(Address of principal executive office) (Zip code)

Registrant's telephone number, including area code: (651) 687-0414

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        On March 30, 2004, BIO-key International, Inc. ("BIO-key") filed a Current Report on Form 8-K (the "Form 8-K") to report its acquisition of all of the outstanding capital stock of Public Safety Group, Inc. ("PSG"). BIO-key indicated that it would file certain financial information no later than June 14, 2004 and BIO-key hereby amends Item 7 of the Form 8-K to file such financial information.

  (a)
  Financial Statements of PSG.

        Included herein as Exhibit 99.1 to this Form 8-K are the audited balance sheets of PSG as of December 31, 2003 and 2002, and the statements of operations, stockholders' equity (deficit), and cash flows for the years ended December 31, 2003 and 2002, and the notes to these audited financial statements.

  (b)
  Unaudited Pro Forma Financial Information.

        The following documents of BIO-key appear as Exhibit 99.2 to this Form 8-K.

  (i)
  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003;

  (ii)
  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2003; and

  (iii)
  Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

        The unaudited pro forma condensed consolidated financial statements attached as Exhibit 99.2 to this Form 8-K are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had BIO-key and PSG been a combined company during the specified periods. The unaudited pro forma condensed consolidated financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes of BIO-key, included in its Form 10-KSB filed with the Securities and Exchange Commission on March 26, 2004 and the historical financial statements of PSG included herein as Exhibit 99.1.

        The unaudited pro forma condensed consolidated financial statements give effect to BIO-key's acquisition of PSG using the purchase method of accounting. The pro forma condensed consolidated financial statements are based on the respective historical financial statements of BIO-key and PSG. The unaudited pro forma condensed consolidated financial information has been prepared on the basis of assumptions described in the notes to the unaudited pro forma condensed consolidated financial statements. In the opinion of management, all adjustments necessary to present fairly this unaudited pro forma condensed consolidated financial information have been made.

The Exhibit Index hereto is incorporated into this Item 7 by reference.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: June 14, 2004	By:	/s/ MICHAEL W. DEPASQUALE Michael W. DePasquale Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated as of March 30, 2004, by and among BIO-key, BIO-Key Acquisition Corp., PSG and all of the shareholders of PSG
99.1**	Audited Financial Statements of Public Safety Group, Inc. for the years ended December 31, 2003 and 2002.
99.2**	Unaudited Pro Forma Condensed Consolidated Financial Statements of BIO-key International, Inc.

*
Previously filed as an exhibit to the Registrant's Form 8-K (File No. 1-13463) filed on April 14, 2004.

**
Filed herewith.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index